Exhibit 10.2a

TERMINATION AMENDMENT

TO THE

PSS WORLD MEDICAL, INC.

EMPLOYEE STOCK PURCHASE PLAN

(formerly known as the

Physician Sales & Service, Inc. Employee Stock Purchase Plan)

This Termination Amendment to the PSS World Medical, Inc. Employee Stock Purchase Plan (formerly known as the Physician Sales & Service, Inc. Employee Stock Purchase Plan) is adopted by PSS World Medical, Inc. (the “Company”), effective as of October 31, 2012.

W I T N E S S E T H

WHEREAS, the Company has previously adopted the PSS World Medical, Inc. Employee Stock Purchase Plan (the “Plan”); and

WHEREAS, Section 12.05 of the Plan authorizes and empowers the Board of Directors of the Company to amend or terminate the Plan at any time; and

WHEREAS, the Company desires to terminate the Plan so that no further Offering periods shall be offered under the Plan after October 31, 2012; and

WHEREAS, in accordance with the terms of the Plan, this termination shall not adversely affect the rights of any Participant with an option under the Plan to purchase Common Stock, without the consent of the Participant.

NOW, THEREFORE, effective as of 11:59 p.m. on October 31, 2012, the Plan is hereby terminated and amended as follows:

1. Section 2.04, “Offering Commencement Date,” shall be amended by the addition of a new sentence added to the end thereof, which shall read as follows:

“Effective October 31, 2012, there shall be no further Offering Commencement Dates under the Plan.”

2. Section 2.05, “Offering Termination Date,” shall be amended by the addition of a new sentence added to the end thereof, which shall read as follows:

“The final Offering Termination Date under the Plan shall be October 31, 2012.”

3. Section 3.01, “Initial Eligibility,” shall be amended by the addition of a new sentence added to the end thereof, which shall read as follows:

“Effective October 31, 2012, no new Employees shall be permitted to commence participation under the Plan.”

4. Section 4.01, “Offerings,” shall be amended by the addition of a new sentence added to the end thereof, which shall read as follows:

“Effective October 31, 2012, there shall be no further monthly Offerings made under the Plan.”

IN WITNESS WHEREOF, this Termination Amendment is effective as of the date set forth above.

PSS WORLD MEDICAL, INC.

		By:	/s/ David D. Klarner
Dated:	October 31, 2012	Its:	Senior Vice President and Treasurer

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